# SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT

This Second Amendment to the Loan and Security Agreement (the "Second Amendment to Security Agreement") is made effective the 30th day of October, 2016, (the "Effective Date") by and between Dais Analytic Corporation, a New York corporation, with its principal office located at 11552 Prosperous Drive, Odessa Florida 33556 (the "Debtor") and Patricia Tangredi who currently resides at 10416 Pontofino Circle, Trinity Florida 33556 (the "Secured Party").

WHEREAS, Debtor previously executed a certain Senior Secured Promissory Note dated June 24, 2016, in favor of the Secured Party) in the original principal amount of One Hundred and Fifty Thousand Dollars ($150,000.00) ("Note"); and

WHEREAS, to secure repayment of the Note, Debtor executed and delivered to Secured Party a certain Loan and Security Agreement dated June 24, 2016 (the "Security Agreement"); and

WHEREAS, a UCC-1 Financing Statement was filed by Debtor in favor of Secured Party on June 24, 2016; and

WHEREAS, by an agreement dated September 7, 2016 the Debtor and the Secured Party amended the Loan Documents to make certain changes including but, not limited to, increasing by an additional One Hundred Thousand Dollars ($100,000.00) the total principal amount to be borrowed ("First Amendment to the Security Agreement"); and

WHEREAS, by an agreement September 7, 2016 the parties also amended the Note to make certain changes ("First Amendment to the Note"); and

WHEREAS, the parties hereby desire to make certain additional changes to the Security Agreement; and

WHEREAS, the parties also desire to make certain additional changes to the Note ("Second Amendment to the Note")

NOW, THEREFORE, the parties hereto, in consideration of their mutual promises contained herein and for other good and valuable consideration, hereby agree to amend the Security Agreement as follows:

1. The following provision shall be added to Section 2.1 of the Security Agreement:

"2.1

(c) As consideration for any initial modification to the Maturity Date of the Note, Debtor shall immediately issue and deliver to Holder, Twenty Thousand shares (20,000) of Dais $.01 par value common stock. The stock shall bear the following legend:

"THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND

UNDER APPLICABLE STATE SECURITIES LAWS OR THE COMPANY SHALL HAVE RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED." "

2. Debtor hereby represents and warrants to the Secured Party that:
   (a) Each representation and warranty set forth in Section 5 of the Security Agreement and correct in all respects as of the date hereof;
   (b) Debtor has the power and authority to enter into this Second Amendment of the Security Agreement and all other agreements contemplated hereby, and to do all acts and things as are required or contemplated hereunder to be done, observed and performed by Debtor;
   (c) This Second Amendment to the Security Agreement and all other agreements to be executed by Debtor and contemplated hereby has been duly authorized (by all necessary corporate action and otherwise), validly executed and delivered by Debtor and constitutes the legal, valid and binding obligations of the Debtor, enforceable against it in accordance with its terms;
   (d) No Default or Event of Default has occurred and is continuing as of the date hereof.

3. This Agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so delivered shall be deemed an original, but all of which counterparts shall constitute but one and the same instrument.

4. Except as provided herein, the terms of the Security Agreement and the amendments thereto shall remain unchanged and in full force and effect. No waiver by the Secured Party under the Security Agreement or any other Loan Document is granted or intended.

IN WITNESS WHEREOF, as of the day and year first written above, the undersigned duly executed and delivered by placing their respective duly authorized signatures below.

**DEBTOR:**

DAIS ANALYTIC CORPORATION

By: [signature]

Printed Name: Peter DiChiara
Title: Secretary

**HOLDER:**

[signature] Patricia K. Tangredi

Printed Name: Patricia K. Tangredi